EXHIBIT 99.3
                                                                  EXECUTION COPY
                                                                  --------------
                              EMPLOYMENT AGREEMENT
                              --------------------

         This Agreement (the "Agreement") dated as of August 10, 1999 is made by and among Aris Industries, Inc., a New York corporation (the "Company"), Europe Craft Imports, Inc. ("ECI"), ECI Sportswear, Inc. ("Sportswear") and XOXO Clothing Company, Incorporated (formerly known as XOXO Acquisition Corp.), a Delaware corporation ("XOXO" and together with ECI and Sportswear, the "Subsidiaries"), and Gregg Fiene (the "Executive"). The Company and the Subsidiaries are collectively referred to in this Agreement as the "Company" unless otherwise required by the specific context of a particular provision hereof.

                                R E C I T A L S:

         WHEREAS, simultaneously with the execution hereof, upon the terms and subject to the conditions of that certain Agreement and Plan of Merger, as amended (the "Merger"), Lola, Inc. ("Lola") is being merged with and into ECI, which shall be the surviving corporation in the Merger and the separate existence of Lola shall cease;

         WHEREAS, immediately following the Merger, ECI is contributing to XOXO all of the assets and business owned and operated by Lola;

         WHEREAS, the Company desires to hire the Executive as, (1) Vice Chairman of the Board of Directors of the Company, (2) Chief Executive Officer of XOXO and all divisions of the Company, the Subsidiaries and such future direct or indirect subsidiaries of the Company engaged in the female apparel industry and related or ancillary industries as Executive shall determine, and as (3) Chief Executive Officer, President, or in such other senior executive position with respect to any other Subsidiaries and such future direct or indirect subsidiaries of

                                                                  EXECUTION COPY
                                                                  --------------

the Company as the Executive and the Chairman of the Company shall mutually determine, and the Executive is willing to accept such employment on the terms set forth herein.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and other good and valuable consideration, the Company, the Subsidiaries and the Executive hereby agree as follows:

         1. Definitions.

         1.1 "Affiliate" means any Person controlling, controlled by or under common control with the Company.

         1.2 "Board" means the Board of Directors of the Company and/or the Subsidiaries.

         1.3 "Cause" means (a) the Executive is convicted of or pleads guilty to a felony involving dishonesty as against the Company or the Subsidiaries, (b) the Executive is convicted of a felony not involving the Company, and after exhausting all rights of appeal, is obligated to serve, and actually serves, ten
(10) or more days in prison or pay a fine of more than Five Hundred Thousand ($500,000) Dollars, or (c) the Executive, in carrying out the Executive's duties and responsibilities under this Agreement, is guilty of gross neglect or gross misconduct resulting, in either case, in material economic harm to the Company and/or the Subsidiaries, unless such act, or failure to act, was reasonably believed by the Executive in good faith, using reasonable judgment under the circumstances, to be in the best interests of the Company and/or the Subsidiaries.

         1.4 "Date of Termination" means (a) in the case of a termination for which a Notice of Termination (as hereinafter defined in Section 6.6) is required, the date of actual

                                                                  EXECUTION COPY
                                                                  --------------

receipt of such Notice of Termination or, if later, the date specified therein, as the case may be, and (b) in all other cases, the actual date on which the Executive's employment terminates during the Term of Employment (as hereinafter defined in Section 3) (it being understood that nothing contained in this definition of "Date of Termination" shall affect any of the cure rights provided to the Executive or the Company in this Agreement).

         1.5 "Disability" means the Executive's inability to render, for a period of nine consecutive months, services hereunder.

         1.6 "Adjusted EBITDA" means for any fiscal year the sum of (a) the net income of the Company on a consolidated basis for such fiscal year as determined in accordance with GAAP except as specifically noted below in this definition,
(b) taxes in respect of income, (c) interest for money borrowed, (d) depreciation, (e) amortization and (f) factoring fees, charges and expenses, provided that the following shall be excluded from Adjusted EBITDA: (A) extraordinary, unusual or non-recurring items, (B) gains and losses from financing transactions and (C) gains and losses from the sale or other disposition of material assets (other than inventory) outside of the ordinary course of business; and (D) to the extent that, in connection with or otherwise related to the performance of a material arrangement with a licensor in the year such license arrangement is entered into the revenues, if any, associated with such license are exceeded by the costs and expenses (including general and administrative expenses related thereto) associated with such license (thereby resulting in a net reduction in Adjusted EBITDA), provided that such excess is included when calculating Adjusted EBITDA for the next fiscal year. It is understood and agreed that there shall be an appropriate calculation so that the amount

                                                                  EXECUTION COPY
                                                                  --------------

of any bonus payable in respect of any fiscal year pursuant to Section 5.2 shall not reduce the Adjusted EBITDA for the purpose of calculating the bonus under
Section 5.2.

         1.7 "Good Reason" means and shall be deemed to exist if (a) without the Executive's express prior written consent, the Executive is assigned any duties or responsibilities inconsistent in any material respect with the scope of the duties or responsibilities associated with the Executive's title or positions, as set forth and described in Article 4 of this Agreement; (b) without the Executive's express prior written consent, the Executive suffers, in any material respect, a reduction in the duties, responsibilities or effective authority associated with Executive's titles and positions as set forth and described in Article 4 of this Agreement; (c) without the Executive's express prior written consent, the Executive is not appointed to and/or elected to, or is removed from, the offices or positions provided for in Section 4.1 of this Agreement (whether or not the Company uses its best efforts to cause the Executive to be elected as a director of the Company); (d) the Company fails to substantially perform or otherwise substantially breaches any material term or provision of this Agreement; (e) without the Executive's express prior written consent, and except as provided in Section 5.2 hereof, the Executive's compensation under this Agreement is decreased, or the Executive's benefits under employee benefit or health or welfare plans or programs of the Company are in the aggregate materially decreased; (f) the Company fails to obtain the full assumption of this Agreement by a successor entity in accordance with Section
12.2 of this Agreement; (g) the Company fails to use reasonable efforts to maintain, or cause to be maintained, directors and officers liability insurance coverage for the Executive as provided in Section 13.10 of this Agreement; (h) the Company purports to terminate the Executive's employment for Cause and the Company is not entitled to

                                                                  EXECUTION COPY
                                                                  --------------

terminate this Agreement for Cause; (i) Executive is required to relocate his office more than 15 miles out of Los Angeles County; (j) Arnold Simon ("Simon") is no longer Chairman of the Board of the Company or if Executive is required to report to any individual other than Simon; or (k) the Chairman terminates any employee of XOXO without Executive's prior consent.

         1.8 "Person(s)" means any individual or entity of any kind or nature, including any other person as defined in Section 3(a)(9) of the Exchange Act, and as used in Sections 13(d) and 14(d) thereof.

         2. Employment. Subject to the terms and provisions set forth in this Agreement, the Company and each Subsidiary hereby employs the Executive during the Term of Employment as the President of each Company.

         3. Term of Employment. The term of employment under this Agreement shall be deemed to commence as of August 10, 1999 (the "Commencement Date") and, unless terminated earlier pursuant to the terms hereof, shall terminate on August 9, 2004 (the "Term of Employment").

         4.       Positions, Responsibilities and Duties.

         4.1 Positions. During the Term of Employment, the Executive shall be employed as, and the Company shall at all times cause the Executive to be, (1) Vice Chairman of the Board of Directors of the Company, (2) Chief Executive Officer of XOXO and all divisions of the Company, the Subsidiaries and such future direct or indirect subsidiaries of the Company engaged in the female apparel industry and related or ancillary industries as Executive shall determine, and as (3) Chief Executive Officer, President, or in such other senior executive position with respect to any other Subsidiaries and such future direct or indirect subsidiaries of

                                                                  EXECUTION COPY
                                                                  --------------

the Company as the Executive and the Chairman of the Company shall mutually determine. In such positions, the Executive shall have the duties, responsibilities and authority normally associated with such positions. The Executive shall report solely and directly to the Chairman and the Board of Directors of the Company, and all employees of the Company and all of the Subsidiaries and such future direct or indirect subsidiaries of the Company engaged in the apparel industry for which the Executive serves as Chief Executive Officer shall report to Executive. Executive shall be entitled to serve on such committees of the Company's board of directors as Simon serves on.

         4.2 Duties. During the Term of Employment, the Executive shall devote such business time and attention to the business of the Company as the Executive deems necessary to perform faithfully and efficiently the duties and responsibilities contemplated by this Agreement; provided, however, that the Executive shall be allowed, to the extent such activities do not substantially interfere with the performance of the Executive's duties and responsibilities hereunder, to (a) manage the Executive's personal financial and legal affairs, and (b) engage in other businesses so long as they do not compete with the Company.

         5. Compensation and Other Benefits.

         5.1 Base Salary. During the Term of Employment, the Executive shall receive a base salary of no less than $750,000 per annum ("Base Salary") payable in equal monthly installments. Such Base Salary shall be reviewed annually for increase (but not decrease) in the sole discretion of the Board. In conducting any such annual review, the Board shall take into account any change in the Executive's responsibilities, increases in the compensation of other

                                                                  EXECUTION COPY
                                                                  --------------

executives of the Company or the Subsidiaries or of competitors of either, the performance of the Executive and other pertinent factors. The increased Base Salary shall then constitute the "Base Salary" for purposes of this Agreement.

         5.2 Annual Bonus. For each Calendar Year during the Term (and in addition to the Base Salary), the Executive shall be entitled to receive an annual cash bonus payment (the "Bonus") determined as follows:

       If Adjusted EBITDA is:                   Amount of Bonus
       ----------------------                   ---------------
        Less than $5 million                          -0-
        Between $5 million -                 2% of Adjusted EBITDA
            $10 million
          Over $10 million                   3% of Adjusted EBITDA

         The Annual Bonus shall be paid to the Executive in cash as soon as practicable after the end of the fiscal year to which it relates, but in any event no later than one hundred five (105) calendar days after the end of such fiscal year (and, to the extent there is any disagreement as to the amount thereof any amount acknowledged as payable by the Company shall be paid by such date).

         5.3 Intentionally Omitted.

         5.4 Incentive, Retirement, and Savings Plans. During the Term of Employment, the Executive shall be entitled to participate in all incentive, pension, retirement, savings and other employee benefit plans and programs maintained by the Company and/or the Subsidiaries for the benefit of senior executives.

         5.5 Welfare Benefit Plans. During the Term of Employment, the Executive, the Executive's spouse and their eligible dependents, if any, shall be entitled to participate in and

                                                                  EXECUTION COPY
                                                                  --------------

be covered under all the welfare benefit plans or programs maintained by the Company and/or the Subsidiaries, including, without limitation, all term life insurance, long term disability insurance, medical, hospitalization, dental, disability, accidental death and dismemberment and travel accident insurance plans and programs. All premiums and other costs and expenses associated with the participation by the Executive, his spouse and his eligible dependents, if any, in the plans and/or programs referenced herein shall be borne in full by the Company.

         5.6 OMITTED

         5.7 Expense Reimbursement. During the Term of Employment, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in performing the Executive's duties and responsibilities hereunder in accordance with the policies and procedures of the Company. The Company shall provide Executive with a Company credit card for use for Company expenses. At the end of each fiscal year, the Executive and the Company shall in good faith reconcile any differences and disputes with respect to timing, right to reimbursement, reasonableness or documentation of any items of expense reimbursement, it being agreed that no dispute respecting any of the foregoing shall constitute a basis for the Executive or the Company (including the Subsidiaries) terminating or attempting to terminate this Agreement.

         5.8 Vacation and Fringe Benefits. During the Term of Employment, the Executive shall be entitled to such paid vacation, fringe benefits and perquisites as set forth in Schedule 5.8 or, if more favorable to the Executive, as provided by the Company at any time hereafter.

                                                                  EXECUTION COPY
                                                                  --------------

         5.9 Office and Support Staff. Unless the Executive otherwise agrees in writing, during the Term of Employment the Executive shall be entitled to executive secretarial and other administrative assistance of a type and to the extent, and to an office or offices (with furnishings and other appointments) of a type and size, at least equal to that provided to the Executive currently.

         6. Termination.

         6.1 Termination Due to Death or Disability. The Company or the Executive may terminate the Executive's employment hereunder due to his death or Disability. In the event the Executive's employment is terminated due to death or Disability, the Executive's estate or Executive's legal representative, as the case may be, shall be entitled to:

          (a) (i) in the case of death, (x) Base Salary continuation at the rate in effect (as provided for by Section 5.1 of this Agreement) on the Date of Termination for a period of three (3) months after the date of death, plus
     (y) a death benefit in an amount equal to $5,000,000 (provided Executive is insurable for such amount at regular rates) less any amounts paid pursuant to the group and/or individual life insurance policies referred to in
     Section 5.5 of this Agreement, and (ii) in the case of Disability, $30,000 per month for so long as the Executive is subject to a Disability or for the unexpired portion of the Term.

          (b) any Base Salary accrued or any Annual Bonus earned but not yet paid;

          (c) a pro rata Annual Bonus for the calendar year in which death or Disability occurs (determined and payable in accordance with Section 5.2 of this Agreement);

                                                                  EXECUTION COPY
                                                                  --------------

          (d) any deferred compensation not yet paid to the Executive (including, without limitation, interest or other credits on such deferred amounts) and any accrued vacation pay;

          (e) reimbursement pursuant to Section 5.7 hereof or any other provision of this Agreement for expenses incurred but not yet paid prior to such death or Disability;

          (f ) in the case of death, any other compensation and benefits as may be provided in accordance with the terms and provision of any applicable plans and programs of the Company and/or the Subsidiaries; and

          (g ) in the case of Disability, (i) continuation of the Executive's health and welfare benefits (as described in section 5.5 of this Agreement) at the level in effect (as provided for by Section 5.5) on the Date of Termination through the end of the three-year period following the termination of the Executive's employment due to Disability (or the Company shall provide the economic equivalent thereof), and (ii) any other compensation and benefits as may be provided in accordance with the terms and provisions of any applicable plans and programs of the Company. With respect to the deferred compensation arrangements referred to in Sections 6.1(d),

6.2(c) and 6.3(d), to the extent that such deferred compensation arrangements provide by their terms for any deferral of payments in the event of death or Disability, termination with Cause or termination without Cause or for Good Reason, such payments shall be deferred in accordance with such arrangements to the extent required by the type of termination of this Agreement. With respect to the other benefits referred to in Sections 6.1(g), 6.2(e) and 6.3(g), to the extent that such other benefit arrangements provide by their terms for any deferral of payments in the

                                                                  EXECUTION COPY
                                                                  --------------

event of death or Disability, termination with Cause or termination without Cause or for Good Reason, such payments shall be deferred in accordance with such arrangements to the extent required by the type of termination of this Agreement.

         6.2 Termination by the Company for Cause. The Company may terminate the Executive's employment hereunder for Cause as provided in this Section 6.2; provided that no act or omission referred to in Section 1.3(b) hereof occurring prior to the Commencement Date shall constitute Cause. If the Company terminates the Executive's employment hereunder for Cause, the Executive shall be entitled to:

          (a) the Executive's Base Salary at the rate in effect (as provided for by Section 5.1 of this Agreement) at the time of such termination through the Date of Termination;

          (b) any Annual Bonus for the prior fiscal year not yet paid together with a pro-rata portion of the Annual Bonus for the calendar year in which termination occurs through the Date of Termination;

          (c) any deferred compensation (including, without limitation, interest or other credit on such deferred amounts) and any accrued vacation pay;

          (d) reimbursement pursuant to Section 5.7 hereof or any other provision of this Agreement for expenses incurred, but not yet paid prior to such termination of employment; and

          (e) any other compensation and benefits as may be provided in accordance with the terms and provisions of any applicable plans and programs of the Company and/or the Subsidiaries.

                                                                  EXECUTION COPY
                                                                  --------------

         In any case described in this Section 6.2, the Executive shall be given written notice, authorized (with Executive abstaining) by a vote of at least two thirds (2/3) of the members of the entire Board (excluding Executive), that the Company intends to terminate the Executive's employment for Cause. Such written notice, given in accordance with Section 6.6 of this Agreement, shall specify the particular act or acts, or failure to act, which is or are the basis for the decision to so terminate the Executive's employment for Cause. The Executive shall be given the opportunity within ten (10) calendar days of the receipt of such notice to meet with the Board to defend such act or acts, or failure to act, and the Executive shall be given twenty (20) business days after such meeting to correct such act, acts or failure(s) to act, provided that the Executive shall not have the right to cure the acts described in Section 1.3(a) hereof. Upon failure of the Executive, within such latter twenty (20) business day period, to correct such act, acts or failure(s) to act, the Executive's employment by the Company shall automatically be terminated under this Section
6.2 for Cause as of the date determined in Section 1.4 of this Agreement; provided, however, if the act or acts, or the failure to act, which is or are the basis for the decision to terminate the Executive's employment for Cause are incapable of being cured within the twenty (20) business day period and the Executive has commenced reasonable efforts to correct such act, acts or failure(s) to act within the twenty (20) day period, then the Executive's employment shall not be terminated under this Section 6.2 for Cause and the Executive shall have a reasonable time period following the expiration of the twenty (20) business day period to correct such act, acts or failure(s) to act.

         6.3 Termination Without Cause or Termination with Good Reason. The Company may terminate the Executive's employment hereunder without Cause and the

                                                                  EXECUTION COPY
                                                                  --------------

Executive may terminate the Executive's employment hereunder for Good Reason. If the Company terminates the Executive's employment hereunder without Cause, other than due to death or Disability, or if the Executive terminates Executive's employment for Good Reason, the Executive shall be entitled to the following:

          (a) A lump sum payment in an amount equal to Executive's highest annual Base Salary during the Term of Employment multiplied by 2.99 (two hundred and ninety nine percent).

          (b) Subject to the provisions of Section 6.3(a), a lump sum payment in an amount equal to Executive's average annual bonus paid or payable to the Executive with respect to the then immediately preceding three (3) fiscal years (determined in accordance with Section 6.9 hereof) multiplied by 2.99 (299%). Notwithstanding the previous sentence, if the payments pursuant to Sections 6.3(a), 6.3(b) and 6.3(c) together with any other payments considered to be parachute payments within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended from time to time (the "Internal Revenue Code"), or any successor provision shall cause the Executive to incur an excise tax pursuant to Section 4999 of the Internal Revenue Code (or any successor provision) or any similar tax, the payments payable pursuant to Section 6.3(a), this Section 6.3(b) and Section 6.3(c) shall be reduced to an amount which would not cause such excise or similar tax to be incurred.

          (c) any Base Salary accrued or Annual Bonus earned but not yet paid as of the actual termination of this Agreement, and a pro rata Annual Bonus for the calendar year in which such termination occurs.

                                                                  EXECUTION COPY
                                                                  --------------

          (d) any deferred compensation (including, without limitation, interest or other credits on the deferred amounts) and any accrued vacation pay;

          (e) reimbursement pursuant to Section 5.7 hereof or any other provision of this Agreement for expenses incurred, but not paid prior to such termination of employment;

          (f) continuation of the pre-existing benefits of the Executive, including, without limitation, health, welfare, life and any long-term disability insurance heretofore provided or otherwise generally provided to senior executives of the Company (including the Subsidiaries), all at the level in effect (as provided for by Section 5.5 of this Agreement) on the Date of Termination through the end of the three (3) year period following such termination of employment (or the Company shall provide the economic equivalent thereof); and

          (g) any other compensation and benefits as may be provided in accordance with the terms and provisions of any applicable plans or programs of the Company and/or the Subsidiaries.

         If the Executive seeks to terminate the Executive's employment hereunder for Good Reason, the Company shall be given written notice that the Executive intends to terminate the Executive's employment for Good Reason. Such written notice, given in accordance with Section 6.6 of this Agreement, shall specify the particular act or acts, or failure(s) to act, which is or are the basis for the Executive's decision to so terminate the Executive's employment for Good Reason. The Company shall be given the opportunity within ten (10) calendar days of the receipt of such notice to meet with the Executive to defend such act or acts, or failure(s) to act, and the

                                                                  EXECUTION COPY
                                                                  --------------

Company shall be given twenty (20) business days after such meeting to correct such act, acts or failure(s) to act provided that the Company shall not have the right to correct the acts or failure(s) to act specified in clauses (c), (i) and
(k) of the definition of Good Reason. Upon failure of the Company, within such latter twenty (20) business day period, to correct such act, acts or failure(s) to act, the Executive's employment by the Company shall automatically be terminated under this Section 6.3 for Good Reason as of the date of actual termination provided that the date of actual termination shall be ten (10) calendar days after receipt of the Executive's notice if the Company does not have the right to correct such act(s) or failure(s) to act.

         6.4 Intentionally omitted.

         6.5 No Mitigation; No Offset. In the event of any termination of employment under this Section 6, the Executive shall be under no obligation to seek other employment and there shall be no offset against any amounts paid or payable the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that the Executive may obtain. Any amounts due under this Section 6 are in the nature of severance payments, or liquidated damages, or both, and are not in the nature of a penalty.

         6.6 Notice of Termination. Any termination of the Executive by the Company or by the Executive for Good Reason shall be communicated by a notice of termination to the other party hereto given in accordance with Section 15.3 of this Agreement (the "Notice of Termination"). Such notice shall (a) indicate the specific termination provision in this Agreement relied upon, (b) set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated, and
(c) if the termination date is other than the date of receipt of such notice, specify the date on

                                                                  EXECUTION COPY
                                                                  --------------

which the Executive's employment is to be terminated (which date shall not be earlier than the date on which such notice is given).

         6.7 Payment. Except as otherwise provided in this Agreement, any payments to which the Executive shall be entitled under this Section 6, including, without limitation, any economic equivalent of any benefit, shall be made as promptly as possible following the Date of Termination. If the amount of any payment due to the Executive cannot be finally determined within ninety (90) days after the Date of Termination (by way of example only, pro rata bonuses determined pursuant to Section 6.10 hereof), such amount shall be estimated on a good faith basis by the Company and the estimated amount shall be paid no later than ninety (90) days after such Date of Termination. As soon as practicable thereafter, the final determination of the amount due shall be made and any adjustment requiring a payment to or from the Executive shall be made as promptly as practicable.

         6.8 Disclosure of Termination. Subject to the requirements of any Exchange on which securities of the Company may be listed or the securities laws, and except for terminations for Cause or the death or Disability of the Executive, any public disclosure of the termination of this Agreement by the Company shall be subject to prior review and approval by the Executive, which review and approval shall not be unreasonably withheld or delayed.

         6.9 Pro Rata Calculations. For the purposes of this Article 6 (except
Section 6.2(b)), all calculations of the Annual Bonus on a pro rata basis shall mean that the Annual Bonus shall be based on the bonus that would have been payable for the entire calendar year multiplied by a fraction, the numerator of which is the number of days from January 1 in such year through the date of the termination of this Agreement and the denominator of which is 365.

                                                                  EXECUTION COPY
                                                                  --------------

         7. Key Man Life Insurance. If requested by the Company, Executive will cooperate with the Company, at the Company's expense, to obtain key man life insurance on the Executive's life.

         8. Non-exclusivity of Rights. Except as provided in Section 5.4 hereof, nothing in this Agreement or any other provision of this Agreement shall prevent or limit the Executive's continuing or future participation in any benefit, bonus, incentive or other plan or program provided or maintained by the Company, the Subsidiaries or any other Affiliate and for which the Executive may qualify, nor shall anything herein limit or otherwise prejudice such rights as the Executive may have under any other existing or future agreements with the Company, the Subsidiaries or any Affiliate, including, without limitation, any change of control agreements or any stock option or restricted stock agreements. Except as otherwise expressly provided for in this Agreement, amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plans or programs of the Company, the Subsidiaries or any other Affiliate at or subsequent to the Date of Termination shall be payable in accordance with such plans or programs.

         9. Full Performance. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Executive or others.

         10. Fees and Expenses. In the event that a claim for payment or benefits under this Agreement is disputed, the Company shall advance and pay all reasonable accounting and legal fees and expenses of the Executive, at the regular hourly rate charged by the accountants and

                                                                  EXECUTION COPY
                                                                  --------------

attorneys of the Executive in connection with any such dispute (whether such dispute is litigated or arbitrated including, without limitation, in connection with claims that are settled) incurred by the Executive in pursuing or defending such claim. The Executive shall not have an obligation to repay any such advances to the Company except to the extent that a court of competent jurisdiction issues a final, nonappealable judgment ordering the Executive to reimburse the Company for a portion (or, if so ordered, all) of legal fees and expenses previously advanced by the Company, based upon such court's determination of what is reasonable under all applicable facts and circumstances including which party prevailed on each of the issues disputed. The Company shall in addition pay or reimburse the Executive for all reasonable legal fees and expenses incurred by the Executive in connection with the preparation and negotiation of this Agreement and the matters related thereto.

         11. Confidential Information. The Executive shall not, during the Term of Employment and thereafter, without the prior express written consent of the Company, disclose any confidential information, knowledge or data relating to the Company, which (a) was obtained by the Executive in the course of the Executive's employment with the Company, and (b) which is not information, knowledge or data otherwise in the public domain (other than by reason of a breach of this provision by the Executive), unless required to do so by a court of law or equity or by a governmental agency or other authority.

         12. Successors.

         12.1 The Executive. This Agreement is personal to the Executive and, without the prior express written consent of the Company, shall not be assignable by the Executive, except that the Executive's rights to receive any compensation or benefits under this Agreement

                                                                  EXECUTION COPY
                                                                  --------------

may be transferred or disposed of pursuant to testamentary disposition, intestate succession or a qualified domestic relations order or in connection with a Disability. This Agreement shall inure to the benefit of and be enforceable by the Executive's estate, heirs, beneficiaries and/or legal representatives.

         12.2 The Company. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns. The Company shall require any successor to all or substantially all of the business and/or assets of the Company or the Subsidiaries, whether direct or indirect, by purchase, merger, consolidation, acquisition of stock, or otherwise, by an agreement in form and substance satisfactory to the Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent as the Company would be required to perform had no such succession taken place.

         13. Indemnification.

         13.1 General. The Company agrees that if the Executive is made a party or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that Executive is or was a director or officer of the Company, the Subsidiaries and/or any other Affiliate or is or was serving at the request of the Company, the Subsidiaries and/or any other Affiliate as a director, officer, member, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including, without limitation, service with respect to employee benefit plans, whether or not the basis of such Proceeding is alleged action in an official capacity as a director, officer, member, employee or agent while serving as a director, officer, member, employee or agent, Executive shall be indemnified and held harmless by the Company to the fullest extent

                                                                  EXECUTION COPY
                                                                  --------------

authorized by New York law, as the same exists or may hereafter be amended, against all Expenses (as hereinafter defined in Section 13.2) incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if the Executive has ceased to be an officer, director or agent, or is no longer employed by the Company and shall inure to the benefit of Executive's heirs, executors and administrators.

         13.2 Expenses. As used in this Article, the term "Expenses" shall include, without limitation, damages, losses, judgments, liabilities, fines, penalties, excise taxes, settlements and costs, reasonable attorneys' fees, reasonable accountants' fees, and disbursements and costs of attachment or similar bonds, investigations, and any reasonable expenses of establishing a right to indemnification under this Agreement.

         13.3 Enforcement. If a claim or request under this Article is not paid by the Company fifteen (15) days after a written claim or request has been received by the Company, the Executive may at any time thereafter commence arbitration against the Company to recover the unpaid amount of the claim or request and if successful in whole or in part, the Executive shall be entitled to be paid also the expenses of prosecuting such suit. The burden of proving that the Executive is not entitled to indemnification for any reason shall be upon the Company.

         13.4 Subrogation. In the event of payment under this Article, the Company shall be subrogated to the extent of such payment to all the rights of recovery of the Executive.

         13.5 Partial Indemnification. If the Executive is entitled under any provision of this Article to indemnification by the Company for some or a portion of any Expenses, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Executive for the portion of such Expenses to which the Executive is entitled.

                                                                  EXECUTION COPY
                                                                  --------------

         13.6 Advances of Expenses. Expenses incurred by the Executive in connection with any Proceeding shall be paid by the Company in advance upon request of the Executive that the Company pay such Expenses, provided that prior to such advance the Executive shall provide the Company with a written undertaking to repay such advances to the Company if it shall ultimately be determined that he is not entitled to be indemnified as authorized under the California General Corporation Law.

         13.7 Notice of Claim. The Executive shall give to the Company notice of any claim made against the Executive for which indemnity will or could be sought under this Article. In addition, the Executive shall give the Company such information and cooperation as it may reasonably require and as shall be within the Executive's power and at such times and places as are convenient for the Executive.

         13.8 Defense of Claim. With respect to any Proceeding as to which the Executive notifies the Company of the commencement thereof:

         13.8.1 The Company will be entitled to participate therein at its own expense; and

         13.8.2 Except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense of the Executive, with counsel satisfactory to the Executive. The Executive also shall have the right to employ the Executive's own counsel in such action, suit or Proceeding and the reasonable fees and expenses of such counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any action, suit or Proceeding brought by or on behalf of the Company or the Subsidiaries or as to which the Executive shall

                                                                  EXECUTION COPY
                                                                  --------------

have concluded that there may be a conflict of interest between the Company or the Subsidiaries and the Executive in the conduct of the defense of such action.

         13.8.3 The Company shall not be liable to indemnify the Executive under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner which would impose any penalty or limitation on the Executive without Executive's written consent. Neither the Company nor the Executive will unreasonably withhold or delay their consent to any proposed settlement.

         13.9 Non-exclusivity. The right to indemnification and the payment of expenses incurred in defending a Proceeding in advance of its final disposition conferred in this Section 13 shall not be exclusive of any other right which the Executive may have or hereafter may acquire under any statute, provision of the certificate of incorporation or by-laws of the Company or the Subsidiaries, agreement, vote of stockholders or disinterested directors or otherwise.

         13.10 Directors and Officers Liability Policy. The Company agrees to use commercially reasonable efforts to obtain a directors and officers liability insurance policy covering the Executive in an amount and in accordance with terms no less favorable than that policy in effect upon the Commencement Date. The Company shall use its commercially reasonable efforts to maintain during the Term of Employment (and for so long thereafter as is practicable in the circumstances taking account of prevailing conditions as to availability of such insurance) coverage to the Executive in an amount at least equal to that maintained immediately prior to the Commencement Date.

                                                                  EXECUTION COPY
                                                                  --------------

         14. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or any portion thereof, shall be resolved by binding arbitration. The arbitration shall be conducted in Los Angeles County, California in accordance with the arbitration rules promulgated and adopted by the American Arbitration Association, JAMS/Endispute or other reputable recognized alternative dispute resolution organization (hereinafter collectively referred to as "ADR") chosen by the party demanding arbitration. Any party may commence arbitration by sending a written demand for arbitration to the other party and filing such claim with the ADR and paying the appropriate filing fees. The demand will state the dispute with reasonable particularity. Subject to the availability of the neutral arbitrator, the arbitration hearing shall be commenced within the sixty (60) days following the date of appointment of the neutral arbitrator. Unless the parties mutually agree on one arbitrator, the arbitration shall be conducted by a panel of three (3) qualified arbitrators, one (1) chosen by the Company, one (1) by the Executive and one (1) chosen by the first two (2) arbitrators so appointed. If either party fails to designate an arbitrator within ten (10) days of receipt of the demand for arbitration, then it shall be deemed that the parties have agreed to have a single arbitrator. The neutral arbitrator shall be chosen within twenty (20) days of receipt of the demand for arbitration. If the parties or their respective arbitrators fail to agree upon a neutral arbitrator, then either party may apply to the Superior Court of Los Angeles County for an order appointing the neutral arbitrator. Each party shall retain the right to cross-examine the opposing party's witnesses. Discovery shall be limited to one (1) deposition per side and one (1) demand for production and inspection of documents.. The majority decision of the arbitration panel shall be final, binding and conclusive on all parties (without any right of appeal therefrom) and shall not be subject to judicial review, other than as

                                                                  EXECUTION COPY
                                                                  --------------

provided by law. The fees for the neutral arbitrator and administration of the arbitration shall be divided between the parties. As part of its decision, the arbitration panel may allocate the cost of arbitration, including fees of attorneys and experts, as it deems fair and equitable in light of all relevant circumstances. The parties waive the right to a trial by jury. The award of the arbitrator shall be in writing and shall set forth the basis upon which all issues submitted by the parties for decision has been decided. Judgment on the award rendered by the arbitration panel may be entered in any court of competent jurisdiction.

         15. Miscellaneous.

         15.1 Applicable Law. Except as may be otherwise provided herein, this Agreement shall be governed by and construed in accordance with the laws of the State of California, applied without reference to principles of conflict of laws.

         15.2 Amendments. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

         15.3 Notices. All notices and other communications hereunder shall be in writing and shall be given by hand-delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         If to the Executive:      Gregg Fiene
                                   Lola, Inc.
                                   6000 Sheila Street
                                   Commerce, California 90040

         and to:                   Jeffrey F. Gersh, Esq.
                                   Zimmerman Rosenfeld Gersh & Leeds, LLP
                                   9107 Wilshire Blvd.
                                   Beverly Hills, California 90210

                                                                  EXECUTION COPY
                                                                  --------------

                  If to the Company:         Aris Industries, Inc.
                                             1411 Broadway
                                             New York, New York 10018
                                             Attention: Chairman

                  with a copy to:            Robert W. Forman
                                             Shapiro Forman & Allen LLP
                                             380 Madison Avenue
                                             New York, NY 10017

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communications shall be effective when actually received by the addressee.

         15.4 Withholding. The Company may withhold from any amounts payable under this Agreement such federal, state and local income, unemployment, social security and similar employment related taxes and similar employment related withholdings as shall be required to be withheld pursuant to any applicable law or regulation.

         15.5 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and any such provision which is not valid or enforceable in whole shall be enforced to the maximum extent permitted by law.

         15.6 Captions. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect.

         15.7 Beneficiaries/References. The Executive shall be entitled to select (and change) a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death, and may change such election, in either case by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination

                                                                  EXECUTION COPY
                                                                  --------------

of the Executive's incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to the Executive's beneficiary(ies), estate or other legal representative(s).

         15.8 Entire Agreement. This Agreement contains the entire agreement among the parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the parties with respect thereto.

         15.9 Representation. Each party to this Agreement represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between it and any other person, firm or organization or any applicable laws or regulations.

         15.10 Survivorship. The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement or the Executive's employment hereunder to the extent necessary to the intended preservation of such rights and obligations.

         15.11 Joint and Several Obligations. Anything to the contrary notwithstanding in this Agreement, all of the monetary and non-monetary obligations of the Company in this Agreement shall be and are the joint and several obligations of the Company and the Subsidiaries.

         15.12 Joint Efforts/Counterparts. Preparation of this Agreement shall be deemed to be joint effort of the parties hereto and shall not be construed more severely against any party. This Agreement may be signed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                                                                  EXECUTION COPY
                                                                  --------------

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

Attest:                                        ARIS INDUSTRIES, INC.

/s/ Robert W. Forman                           By: /s/ Arnold Simon
---------------------------------              ---------------------------------
Robert W. Forman, Asst. Secretary              Name: Arnold Simon
                                                     ---------------------------
                                               Title: Chairman of the Board
                                                     ---------------------------

Attest:                                        EUROPE CRAFT IMPORTS, INC.

/s/ Robert W. Forman                           By: /s/Arnold Simon
---------------------------------              ---------------------------------
Robert W. Forman, Asst. Secretary              Name: Arnold Simon
                                                     ---------------------------
                                               Title: Chairman of the Board
                                                     ---------------------------

Attest:                                        XOXO, Inc. (Formerly known XOXO
                                               ACQUISITION CORP.)

/s/ Robert W. Forman                           By: /s/Arnold Simon
---------------------------------              ---------------------------------
Robert W. Forman, Asst. Secretary              Name: Arnold Simon
                                                     ---------------------------
                                               Title: Chairman of the Board
                                                     ---------------------------

Attest:                                        ECI SPORTSWEAR, INC.

/s/ Robert W. Forman                           By: /s/Arnold Simon
---------------------------------              ---------------------------------
Robert W. Forman, Asst. Secretary              Name: Arnold Simon
                                                     ---------------------------
                                               Title: Chairman of the Board
                                                     ---------------------------

                                               GREGG FIENE

                                               /s/ Gregg Fiene
                                               ---------------------------------

                                                                  EXECUTION COPY
                                                                  --------------

                                  SCHEDULE 5.8
                                  ------------
                         PERQUISITES AND FRINGE BENEFITS
                         -------------------------------

o Use of Mercedes-Benz or automobile of similar status and driver selected by the Executive

o Four (4) weeks of paid vacation for each calendar year, to be taken cumulatively

o While in New York, the use of a luxury automobile and a driver of Mr. Fiene's choice

o Reimbursement by the Company for all business-related expenses, including but not limited to, telephone (both land and cellular) charges, entertainment and first class travel and hotel accommodations.